U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                -------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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         Date of Report (Date of earliest event reported): June 30, 2000

                        CHINA RESOURCES DEVELOPMENT, INC.
               (Exact Name of Registrant as Specified in Charter)


           Nevada                      33-5628-NY                97-0263643
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


                    Room 2005, 20/F., Universal Trade Centre
                               3-5A Arbuthnot Road
                               Central, Hong Kong
                    (Address of principal executive offices)

      Registrant's telephone number, including area code: 011-852-2810-7205

         (Former name or former address, if changed since last report.)


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Item 1.    Changes in Control of Registrant.

           Not applicable.

Item 2.    Acquisition or Disposition of Assets.

           The Board of Directors of the Registrant, at a special meeting held on June 30, 2000, voted to approve the acquisition of an 80% equity interest in Silver Moon Technologies Limited ("Silver Moon"), a British Virgin Islands corporation, for total consideration of U.S.$1,500,000 (the "Purchase Consideration"). The Registrant has satisfied the Purchase Consideration by issuing to Silver Moon's former sole equity owner, E-link Investment Limited ("E-link"), 244,897 shares of the Registrant's unregistered restricted common stock, $0.001 par value. The number of shares issued was based upon a per share price of $6.125, which was the closing bid price of the Registrant's common stock as quoted on The Nasdaq SmallCap Market on June 29, 2000. Neither E-link nor Silver Moon is affiliated with any officer, director or significant shareholder of the Registrant. The Acquisition Agreement, dated June 30, 2000, by and among the Registrant, E-link and Silver Moon, is filed with this report as an exhibit.

           The principal business of Silver Moon and its wholly-owned subsidiary, Sky Creation Technology Limited, a Hong Kong company, is the provision of online Internet healthcare content, through its website, medi-china.com, which offers health-related content in both English and Chinese, with a focus on Chinese herbal medicine and therapies.

Item 3.    Bankruptcy or Receivership.

           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.

           Not applicable.

Item 5.    Other Events.

           Not applicable.

Item 6.    Resignations of Registrant's Directors

           Not applicable.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           The following exhibits are filed with this report:

           Exhibit No.             Exhibit Description

           10.25 Acquisition Agreement among the Registrant, E-link Investment Limited and Silver Moon Technologies Limited dated June 30, 2000 (Filed herewith.)

           99.1 Press Release issued by Registrant dated June 30, 2000 (Filed herewith.)

Item 8. Change in Fiscal Year.

         Not applicable.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            CHINA RESOURCES DEVELOPMENT, INC.



July 13, 2000                               By: /s/ Ching Lung Po
                                               ------------------
                                            Name: Ching Lung Po
                                            Title: Chairman


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                                 EXHIBITS INDEX

Exhibit No.                        Exhibit Description

10.25 Acquisition Agreement among the Registrant, E-link Investment Limited and Silver Moon Technologies Limited, dated June 30, 2000 (Filed herewith.)

99.1 Press Release issued by Registrant dated June 30, 2000 (Filed herewith.)